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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) August 13, 2002

Duane Reade Inc.
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	001-13843 (Commission File Number)	04-3164702 (IRS Employer Identification No.)
440 Ninth Avenue New York, New York (Address of principal executive offices)	10001 (Zip Code)

Registrant's telephone number, including area code (212) 273-5700

(Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE

        On August 13, 2002, the registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 29, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the registrant has provided to the Securities and Exchange Commission the certifications below, as required by 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002:

Certification of Chief Executive Officer

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Duane Reade Inc. (the "Company") hereby certifies, to the best of such officer's knowledge, that:

        (i)    the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 29, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

        (ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2002
/s/ ANTHONY J. CUTI Anthony J. Cuti Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Chief Financial Officer

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Duane Reade Inc. (the "Company") hereby certifies, to the best of such officer's knowledge, that:

          (i)    the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 29, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2002
/s/ JOHN K. HENRY John K. Henry Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUANE READE INC.
By:	/s/ JOHN K. HENRY John K. Henry Senior Vice President and Chief Financial Officer
Date August 13, 2002

*Print name and title of the signing officer under his signature.

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  ITEM 9. REGULATION FD DISCLOSURE
Certification of Chief Executive Officer
Certification of Chief Financial Officer
SIGNATURES